Exhibit 10.5

                                                                   Executed Copy
                                                                             CSA


         (Bilateral Form) (ISDA Agreements Subject to New York Law Only)
                                     ISDA(R)




              International Swaps and Derivatives Association, Inc.
                              CREDIT SUPPORT ANNEX

                             to the Schedule to the

                              ISDA MASTER AGREEMENT

                           dated as of March 16, 2007

                                     between







   Credit Suisse International    and      WELLS FARGO BANK, N.A., not in its
                                          individual or corporate capacity but
                                          solely as Trustee on behalf of CREDIT
                                        SUISSE COMMERCIAL MORTGAGE TRUST 2007-C1
--------------------------------        ----------------------------------------
            ("Party A")                                  ("Party B")


This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:--

Paragraph 1. Interpretation

      (a) Definitions and Inconsistency. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

      (b) Secured Party and Pledgor. All references in this Annex to the "Secured Party" will be to either party when acting in that capacity and all corresponding references to the "Pledgor" will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

Paragraph 2. Security Interest

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.

Paragraph 3. Credit Support Obligations

      (a) Delivery Amount. Subject to Paragraphs 4 and 5, upon a demand made by the Secured Party on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Pledgor's Minimum Transfer Amount, then the Pledgor will Transfer to the Secured Party Eligible Credit Support having a Value as of the date of Transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "Delivery Amount" applicable to the Pledgor for any Valuation Date will equal the amount by which:

      (i)   the Credit Support Amount exceeds

      (ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

      (b) Return Amount. Subject to Paragraphs 4 and 5, upon a demand made by the Pledgor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Secured Party's Minimum Transfer Amount, then the Secured Party will Transfer to the Pledgor Posted Credit Support specified by the Pledgor in that demand having a Value as of the date of Transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "Return Amount" applicable to the Secured Party for any Valuation Date will equal the amount by which:

      (i) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds

      (ii)  the Credit Support Amount.

"Credit Support Amount" means, unless otherwise specified in Paragraph 13, for any Valuation Date (i) the Secured Party's Exposure for that Valuation Date plus
(ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) all Independent Amounts applicable to the Secured Party, if any, minus (iv) the Pledgor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

Paragraph 4. Conditions Precedent, Transfer Timing, Calculations and
Substitutions

      (a) Conditions Precedent. Each Transfer obligation of the Pledgor under Paragraphs 3 and 5 and of the Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the conditions precedent that:

      (i) no Event of Default, Potential Event of Default or Specified Condition has occurred and is continuing with respect to the other party; and

      (ii) no Early Termination Date for which any unsatisfied payment obligations exist has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the other party.

      (b) Transfer Timing. Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant

      Transfer will be made not later than the close of business on the next Local Business Day; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter.

      (c) Calculations. All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).

      (d) Substitutions.

      (i) Unless otherwise specified in Paragraph 13, upon notice to the Secured Party specifying the items of Posted Credit Support to be exchanged, the Pledgor may, on any Local Business Day, Transfer to the Secured Party substitute Eligible Credit Support (the "Substitute Credit Support"); and

      (ii) subject to Paragraph 4(a), the Secured Party will Transfer to the Pledgor the items of Posted Credit Support specified by the Pledgor in its notice not later than the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, unless otherwise specified in Paragraph 13 (the "Substitution Date"); provided that the Secured Party will only be obligated to Transfer Posted Credit Support with a Value as of the date of Transfer of that Posted Credit Support equal to the Value as of that date of the Substitute Credit Support.

Paragraph 5. Dispute Resolution

If a party (a "Disputing Party") disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (2) subject to Paragraph 4(a), the appropriate party will Transfer the undisputed amount to the other party not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of
(I) above or (Y) the date of Transfer in the case of (II) above, (3) the parties will consult with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then:

      (i) In the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 13, the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

            (A) utilizing any calculations of Exposure for the Transactions (or Swap Transactions) that the parties have agreed are not in dispute;

            (B) calculating the Exposure for the Transactions (or Swap Transactions) in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction (or Swap Transaction), then fewer than four quotations may be used for that Transaction (or Swap Transaction); and if no quotations are available for a particular Transaction (or Swap Transaction), then the Valuation Agent's original calculations will be used for that Transaction (or Swap Transaction); and

            (C) utilizing the procedures specified in Paragraph 13 for calculating the Value, if disputed, of Posted Credit Support.

      (ii) In the case of a dispute involving the Value of any Transfer of Eligible Credit Support or Posted Credit Support, the Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Paragraph 13. Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following that notice by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraphs 4(a) and 4(b), make the appropriate Transfer. Paragraph 6. Holding and Using Posted Collateral

      (a) Care of Posted Collateral. Without limiting the Secured Party's rights under Paragraph 6(c), the Secured Party will exercise reasonable care to assure the safe custody of all Posted Collateral to the extent required by applicable law, and in any event the Secured Party will be deemed to have exercised reasonable care if it exercises at least the same degree of care as it would exercise with respect to its own property. Except as specified in the preceding sentence, the Secured Party will have no duty with respect to Posted Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining thereto.

      (b) Eligibility to Hold Posted Collateral; Custodians.

      (i) General. Subject to the satisfaction of any conditions specified in Paragraph 13 for holding Posted Collateral, the Secured Party will be entitled to hold Posted Collateral or to appoint an agent (a "Custodian") to hold Posted Collateral for the Secured Party. Upon notice by the Secured Party to the Pledgor of the appointment of a Custodian, the Pledgor's obligations to make any Transfer will be discharged by making the Transfer to that Custodian. The holding of Posted Collateral by a Custodian will be deemed to be the holding of that Posted Collateral by the Secured Party for which the Custodian is acting.

      (ii) Failure to Satisfy Conditions. If the Secured Party or its Custodian fails to satisfy any conditions for holding Posted Collateral, then upon a demand made by the Pledgor, the Secured Party will, not later than five Local Business Days after the demand, Transfer or cause its Custodian to Transfer all Posted Collateral held by it to a Custodian that satisfies those conditions or to the Secured Party if it satisfies those conditions.

      (iii) Liability. The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

      (c) Use of Posted Collateral. Unless otherwise specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3, 4(d)(ii), 5, 6(d) and 8, if the Secured Party is not a Defaulting Party or an Affected Party with respect to a Specified Condition and no Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code, have the right to:

      (i) sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Posted Collateral it holds, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and

      (ii) register any Posted Collateral in the name of the Secured Party, its Custodian or a nominee for either.

For purposes of the obligation to Transfer Eligible Credit Support or Posted Credit Support pursuant to Paragraphs 3 and 5 and any rights or remedies authorized under this Agreement, the Secured Party will be deemed to continue to hold all Posted Collateral and to receive Distributions made thereon, regardless of whether the Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

      (d) Distributions and Interest Amount.

      (i) Distributions. Subject to Paragraph 4(a), if the Secured Party receives or is deemed to receive Distributions on a Local Business Day, it will Transfer to the Pledgor not later than the following Local Business Day any Distributions it receives or is deemed to receive to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).

      (ii) Interest Amount. Unless otherwise specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any interest, dividends or other amounts paid or deemed to have been paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor at the times specified in Paragraph 13 the Interest Amount to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose). The Interest Amount or portion thereof not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

Paragraph 7. Events of Default

For purposes of Section 5(a)(iii)(1) of this Agreement, an Event of Default will exist with respect to a party if:

      (i) that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral, Posted Collateral or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

      (ii) that party fails to comply with any restriction or prohibition specified in this Annex with respect to any of the rights specified in Paragraph 6(c) and that failure continues for five Local Business Days after notice of that failure is given to that party; or

      (iii) that party fails to comply with or perform any agreement or obligation other than those specified in Paragraphs 7(i) and 7(ii) and that failure continues for 30 days after notice of that failure is given to that party.

Paragraph 8. Certain Rights and Remedies

      (a) Secured Party's Rights and Remedies. If at any time (1) an Event of Default or Specified Condition with respect to the Pledgor has occurred and is continuing or (2) an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Pledgor, then, unless the Pledgor has paid in full all of its Obligations that are then due, the Secured Party may exercise one or more of the following rights and remedies:

      (i) all rights and remedies available to a secured party under applicable law with respect to Posted Collateral held by the Secured Party;

      (ii) any other rights and remedies available to the Secured Party under the terms of Other Posted Support, if any;

      (iii) the right to Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

      (iv) the right to liquidate any Posted Collateral held by the Secured Party through one or more public or private sales or other dispositions with such notice, if any, as may be required under applicable law, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor (with the Secured Party having the right to purchase any or all of the Posted Collateral to be sold) and to apply the proceeds (or the Cash equivalent thereof) from the liquidation of the Posted Collateral to any amounts payable by the Pledgor with respect to any Obligations in that order as the Secured Party may elect.

Each party acknowledges and agrees that Posted Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market, and, accordingly, the Pledgor is not entitled to prior notice of any sale of that Posted Collateral by the Secured Party, except any notice that is required under applicable law and cannot be waived.

      (b) Pledgor's Rights and Remedies. If at any time an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then (except in the case of an Early Termination Date relating to less than all Transactions (or Swap Transactions) where the Secured Party has paid in full all of its obligations that are then due under Section 6(e) of this Agreement):

      (i) the Pledgor may exercise all rights and remedies available to a pledgor under applicable law with respect to Posted Collateral held by the Secured Party;

      (ii) the Pledgor may exercise any other rights and remedies available to the Pledgor under the terms of Other Posted Support, if any;

      (iii) the Secured Party will be obligated immediately to Transfer all Posted Collateral and the Interest Amount to the Pledgor; and

      (iv) to the extent that Posted Collateral or the Interest Amount is not so Transferred pursuant to (iii) above, the Pledgor may:

            (A) Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

            (B) to the extent that the Pledgor does not Set-off under (iv)(A) above, withhold payment of any remaining amounts payable by the Pledgor with respect to any Obligations, up to the Value of any remaining Posted Collateral held by the Secured Party, until that Posted Collateral is Transferred to the Pledgor.

      (c) Deficiencies and Excess Proceeds. The Secured Party will Transfer to the Pledgor any proceeds and Posted Credit Support remaining after liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b) after satisfaction in full of all amounts payable by the Pledgor with respect to any Obligations; the Pledgor in all events will remain liable for any amounts remaining unpaid after any liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b).

      (d) Final Returns. When no amounts are or thereafter may become payable by the Pledgor with respect to any Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will Transfer to the Pledgor all Posted Credit Support and the Interest Amount, if any.

Paragraph 9. Representations

Each party represents to the other party (which representations will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

      (i) it has the power to grant a security interest in and lien on any Eligible Collateral it Transfers as the Pledgor and has taken all necessary actions to authorize the granting of that security interest and lien;

      (ii) it is the sole owner of or otherwise has the right to Transfer all Eligible Collateral it Transfers to the Secured Party hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien granted under Paragraph 2;

      (iii) upon the Transfer of any Eligible Collateral to the Secured Party under the terms of this Annex, the Secured Party will have a valid and perfected first priority security interest therein (assuming that any central clearing corporation or any third-party financial intermediary or other entity not within the control of the Pledgor involved in the Transfer of that Eligible Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

      (iv) the performance by it of its obligations under this Annex will not result in the creation of any security interest, lien or other encumbrance on any Posted Collateral other than the security interest and lien granted under Paragraph 2.

Paragraph 10. Expenses

      (a) General. Except as otherwise provided in Paragraphs 10(b) and 10(c), each party will pay its own costs and expenses in connection with performing its obligations under this Annex and neither party will be liable for any costs and expenses incurred by the other party in connection herewith.

      (b) Posted Credit Support. The Pledgor will promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Posted Credit Support held by the Secured Party upon becoming aware of the same, regardless of whether any portion of that Posted Credit Support is subsequently disposed of under Paragraph 6(c), except for those taxes, assessments and charges that result from the exercise of the Secured Party's rights under Paragraph 6(c).

      (c) Liquidation/Application of Posted Credit Support. All reasonable costs and expenses incurred by or on behalf of the Secured Party or the Pledgor in connection with the liquidation and/or application of any Posted Credit Support under Paragraph 8 will be payable, on demand and pursuant to the Expenses Section of this Agreement, by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

Paragraph 11. Miscellaneous

      (a) Default Interest. A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the Interest Amount will be obligated to pay the Pledgor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value of the items of property that were required to be Transferred, from (and including) the date that Posted Collateral or Interest Amount was required to be Transferred to (but excluding) the date of Transfer of that Posted Collateral or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

      (b) Further Assurances. Promptly following a demand made by a party, the other party will execute, deliver, file and record any financing statement, specific assignment or other document and take any other action that may be necessary or desirable and reasonably requested by that party to create, preserve, perfect or validate any security interest or lien granted under Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with respect to Posted Credit Support or an Interest Amount or to effect or document a release of a security interest on Posted Collateral or an Interest Amount.

      (c) Further Protection. The Pledgor will promptly give notice to the Secured Party of, and defend against, any suit, action, proceeding or lien that involves Posted Credit Support Transferred by the Pledgor or that could adversely affect the security interest and lien granted by it under Paragraph 2, unless that suit, action, proceeding or lien results from the exercise of the Secured Party's rights under Paragraph 6(c).

      (d) Good Faith and Commercially Reasonable Manner. Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

      (e) Demands and Notices. All demands and notices made by a party under this Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

      (f) Specifications of Certain Matters. Anything referred to in this Annex as being specified in Paragraph 13 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

Paragraph 12. Definitions

As used in this Annex:--

"Cash" means the lawful currency of the United States of America.

"Credit Support Amount" has the meaning specified in Paragraph 3.

"Custodian" has the meaning specified in Paragraphs 6(b)(i) and 13.

"Delivery Amount" has the meaning specified in Paragraph 3(a).

"Disputing Party" has the meaning specified in Paragraph 5.

"Distributions" means with respect to Posted Collateral other than Cash, all principal, interest and other payments and distributions of cash or other property with respect thereto, regardless of whether the Secured Party has disposed of that Posted Collateral under Paragraph 6(c). Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Posted Collateral or, with respect to any Posted Collateral in the form of Cash, any distributions on that collateral, unless otherwise specified herein.

"Eligible Collateral" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"Eligible Credit Support" means Eligible Collateral and Other Eligible Support.

"Exposure" means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(2)(A) of this Agreement as if all Transactions (or Swap Transactions) were being terminated as of the relevant Valuation Time; provided that Market Quotation will be determined by the Valuation Agent using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"Independent Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Interest Amount" means, with respect to an Interest Period, the aggregate sum of the amounts of interest calculated for each day in that Interest Period on the principal amount of Posted Collateral in the form of Cash held by the Secured Party on that day, determined by the Secured Party for each such day as follows:

      (x) the amount of that Cash on that day; multiplied by
      (y) the Interest Rate in effect for that day; divided by
      (z) 360.

"Interest Period" means the period from (and including) the last Local Business Day on which an Interest Amount was Transferred (or, if no Interest Amount has yet been Transferred, the Local Business Day on which Posted Collateral in the form of Cash was Transferred to or received by the Secured Party) to (but excluding) the Local Business Day on which the current Interest Amount is to be Transferred.

"Interest Rate" means the rate specified in Paragraph 13.

"Local Business Day", unless otherwise specified in Paragraph 13, has the meaning specified in the Definitions Section of this Agreement, except that references to a payment in clause (b) thereof will be deemed to include a Transfer under this Annex.

"Minimum Transfer Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Notification Time" has the meaning specified in Paragraph 13.

"Obligations" means, with respect to a party, all present and future obligations of that party under this Agreement and any additional obligations specified for that party in Paragraph 13.

"Other Eligible Support" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13. "Other Posted Support" means all Other Eligible Support Transferred to the Secured Party that remains in effect for the benefit of that Secured Party.

"Pledgor" means either party, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

"Posted Collateral" means all Eligible Collateral, other property, Distributions, and all proceeds thereof that have been Transferred to or received by the Secured Party under this Annex and not Transferred to the Pledgor pursuant to Paragraph 3(b), 4(d)(ii) or 6(d)(i) or released by the Secured Party under Paragraph 8. Any Interest Amount or portion thereof not Transferred pursuant to Paragraph 6(d)(ii) will constitute Posted Collateral in the form of Cash.

"Posted Credit Support" means Posted Collateral and Other Posted Support.

"Recalculation Date" means the Valuation Date that gives rise to the dispute under Paragraph 5; provided, however, that if a subsequent Valuation Date occurs under Paragraph 3 prior to the resolution of the dispute, then the "Recalculation Date" means the most recent Valuation Date under Paragraph 3.

"Resolution Time" has the meaning specified in Paragraph 13.

"Return Amount" has the meaning specified in Paragraph 3(b).

"Secured Party" means either party, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

"Specified Condition" means, with respect to a party, any event specified as such for that party in Paragraph 13.

"Substitute Credit Support" has the meaning specified in Paragraph 4(d)(i).

"Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

"Threshold" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Transfer" means, with respect to any Eligible Credit Support, Posted Credit Support or Interest Amount, and in accordance with the instructions of the Secured Party, Pledgor or Custodian, as applicable:

      (i) in the case of Cash, payment or delivery by wire transfer into one or more bank accounts specified by the recipient;

      (ii) in the case of certificated securities that cannot be paid or delivered by book-entry, payment or delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, assignments in blank, transfer tax stamps and any other documents necessary to constitute a legally valid transfer to the recipient;

      (iii) in the case of securities that can be paid or delivered by book-entry, the giving of written instructions to the relevant depository institution or other entity specified by the recipient, together with a written copy thereof to the recipient, sufficient if complied with to result in a legally effective transfer of the relevant interest to the recipient; and

      (iv) in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.

"Valuation Agent" has the meaning specified in Paragraph 13.

"Valuation Date" means each date specified in or otherwise determined pursuant to Paragraph 13.

"Valuation Percentage" means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

"Valuation Time" has the meaning specified in Paragraph 13.

"Value" means for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

      (i)   Eligible Collateral or Posted Collateral that is:

            (A)   Cash, the amount thereof; and

            (B) a security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;

      (ii) Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and

      (iii) Other Eligible Support and Other Posted Support, as specified in Paragraph 13.




                             Elections and Variables
                        to the ISDA Credit Support Annex
                            dated as of 16 March 2007
                                     between


   Credit Suisse International     and     WELLS FARGO BANK, N.A., not in its
                                          individual or corporate capacity but
                                         solely as Trustee on behalf of CREDIT
                                        SUISSE COMMERCIAL MORTGAGE TRUST 2007-C1
---------------------------------       ----------------------------------------
            ("Party A")                                  ("Party B")


Paragraph 13.

(a)   Security Interest for "Obligations".

      The term "Obligations" as used in this Annex includes the following additional obligations:

      With respect to Party A:      None.

      With respect to Party B:      None.

(b)   Credit Support Obligations.

      (i)   Delivery Amount, Return Amount and Credit Support Amount.

            (A) "Delivery Amount" has the meaning specified in Paragraph 3(a), except that the words "upon a demand made by the Secured Party" shall be deleted and the word "that" on the second line of Paragraph 3(a) shall be replaced with the word "a". Paragraph 4(b) is hereby amended by the insertion of the words "(i) in respect of a Transfer pursuant to Paragraph 3(b)," immediately prior to the words "if a demand for" and the insertion of the words "; and (ii) in respect of a Transfer pursuant to Paragraph 3(a), the relevant Transfer will be made not later than the close of business on the Local Business Day following the Valuation Date" immediately prior to the period.

            (B)   "Return Amount" has the meaning specified in Paragraph 3(b).

            (C) "Credit Support Amount" for a Valuation Date shall mean zero; provided that, if the Threshold in respect of Party A is zero on such Valuation Date, "Credit Support Amount" shall mean one of the following if one of the following specified events have occurred on such Valuation Date:

                  (i) if a Moody's Collateralization Event has occurred and is continuing but (a) no Moody's Rating Event has occurred and is continuing or (b) less than 30 Local Business Day have elapsed since the last time that no Moody's Rating Event had occurred and was continuing, "Credit Support Amount" shall mean an amount in USD equal to the greater of (1) the sum of (a) the Secured Party's Exposure and
                        (b) the First Trigger Collateral Amount (as defined below) for each Transaction hereunder and (2) zero;

                  (ii) so long as a Moody's Ratings Event has occurred and is continuing and 30 or more Local Business Days have elapsed since the last time that no Moody's Rating Event had occurred and was continuing, "Credit Support Amount" shall mean an amount in USD equal to the greatest of (1) the sum of (a) the Secured Party's Exposure and (b) the Second Trigger Collateral Amount (as defined below) for each Transaction hereunder, (2) an amount equal to the Floating Amount payable by Party A pursuant to each Transaction hereunder in respect of the first Floating Rate Payer Payment Date scheduled to occur on or after such Valuation Date and (3) zero; and

                  (iii) if an S&P Collateralization Event or an S&P Ratings
                        Event has occurred and is continuing, "Credit Support Amount" shall mean an amount in USD equal to the greater of (1) the sum of (a) the Secured Party's Exposure and
                        (b) the Notional Volatility Buffer and (2) zero. "Notional Volatility Buffer", as determined by the Valuation Agent for any date, means the product of (i) the Notional Amount of the Transaction on such date,
                        (ii) the Payment Factor, and (iii) the Volatility Buffer Percentage for such date as set out in the table below on such date,


------------------- --------------- ---------------- ------------- -------------
Party A S&P         Remaining       Remaining        Remaining     Remaining
Rating on such      Weighted        Weighted         Weighted      Weighted
date                Average Life    Average Life     Average       Average Life
                    Maturity up     Maturity up to   Life          Maturity up
                    to 3 years      5 years          Maturity up   to 30 years
                                                     to 10 years
------------------- --------------- ---------------- ------------- -------------
S&P S-T Rating of   0.00%           0.00%            0.00%         0.00%
"A-1" or above
------------------- --------------- ---------------- ------------- -------------
S&P S-T Rating of   2.75%           3.25%            4.0%          4.75%
"A-2"
------------------- --------------- ---------------- ------------- -------------
S&P S-T Rating of   3.25%           4.00%            5.0%          6.25%
"A-3"
------------------- --------------- ---------------- ------------- -------------
S&P L-T Rating of   3.50%           4.50%            6.75%         7.50%
"BB+" or lower
------------------- --------------- ---------------- ------------- -------------


                        L-T Rating means with respect to any Person, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such Person.

                        S-T Rating means with respect to any Person, the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such Person.

                        Payment Factor means 1.

            In circumstances where more than one of Paragraph 13(b)(i)(C)(i),
            (ii) and (iii) apply, the Credit Support Amount shall be calculated by reference to the paragraph which would result in Party A Transferring the greatest amount of Eligible Credit Support. Under no circumstances will Party A be required to Transfer more Eligible Credit Support than the greatest amount calculated in accordance with one of Paragraph 13(b)(i)(C)(i), (ii) or (iii).

            First Trigger Collateral Amount means, in respect of each Transaction hereunder on any date, an amount in USD equal to the Notional Amount of such Transaction on such date multiplied by the Applicable Percentage set forth in the table in Exhibit A hereto.

            Second Trigger Collateral Amount means, in respect of each Transaction hereunder on any date, an amount in USD equal to the Notional Amount of such Transaction on such date multiplied by the Applicable Percentage set forth in the applicable table in Exhibit B hereto.

      (ii) Eligible Collateral. On any date, the following items will qualify as "Eligible Collateral" for Party A:

            (A)   Valuation Percentage S&P

                  (i)   Cash                                                100%

                  (ii)  Negotiable debt obligations issued                 98.0%
                        after 18 July 1984 by the U.S. Treasury
                        Department having a residual maturity on such date of less than 1 year

                  (iii) Coupon-bearing negotiable debt                     93.8%
                        obligations issued after 18 July 1984 by the U.S. Treasury Department having a residual maturity on such date equal to or greater than 1 year but less than 5 years

                  (iv)  Coupon-bearing negotiable debt                     90.3%
                        obligations issued after 18 July 1984 by the U.S. Treasury Department having a residual maturity on such date equal to or greater than 5 years but less than 10 years

            (B)   Valuation Percentage Moody's


-------------------- -------------------------------- --------------------------
   INTRUMENT                     Daily                           Daily
-------------------- -------------------------------- --------------------------
 U.S. Dollar Cash                 100%                            100%
-------------------- -------------------------------- --------------------------
 Fixed-Rate Negotiable treasury Debt Issued by the U.S. Treasury Department with
                                Remaining Maturity
      <1 Year                     100%                            100%
   1 to 2 years                   100%                            99%
   2 to 3 years                   100%                            98%
   3 to 5 years                   100%                            97%
   5 to 7 years                   100%                            95%
   7 to 10 years                  100%                            94%
  Floating-Rate Negotiable treasury Debt Issued by the U.S. Treasury Department
  All Maturities                  100%                            99%
-------------------- -------------------------------- --------------------------

            In circumstances where both Paragraph 13(b)(ii)(A) and (B) apply, the Valuation Percentage for an item of Eligible Collateral shall be calculated by reference to the paragraph which would result in the lower Valuation Percentage for such item of Eligible Collateral.

      (iii) Other Eligible Support. None.

      (iv)  Thresholds.

            (A) "Independent Amount" means with respect to Party A: Not applicable.

                  "Independent Amount" means with respect to Party B: Not applicable.

            (B)   "Threshold" means:

                  With respect to Party A: infinity, provided that if a Collateralization Event has occurred and is continuing, the Threshold with respect to Party A shall be zero, unless (i) Party A has remedied such Collateralization Event in accordance with the terms of the Agreement by means other than posting collateral pursuant to this Annex and a Ratings Event has not occurred and is not continuing or (ii) (a) no S&P Collateralization Event has occurred and is continuing and (b)
                  (A) if a Moody's Collateralization Event has occurred and is continuing, no more than 30 Local Business Days have elapsed since the last time a Moody's Collateralization Event has occurred and was continuing and (B) no Moody's Collateralization Event had occurred and was continuing when this Annex was executed, in which case the Threshold with respect to Party A shall remain infinity; and.

                  With respect to Party A: infinity, provided that if a Collateralization Event has occurred and is continuing, the Threshold with respect to Party A shall be zero, or (ii)(a) neither a S&P Collateralization Event has occurred and is continuing and


                  With respect to Party B, infinity.

            (C) "Minimum Transfer Amount means USD 100,000 with respect to Party A and Party B; provided, however, that if the aggregate Certificate Principal Balance of the Class A-MFL Certificates rated by S&P ceases to be more than USD 50,000,000, the "Minimum Transfer Amount" shall be USD 50,000.

            (D) Rounding. The Delivery Amount will be rounded up to the nearest integral multiple of $10,000. The Return Amount will be rounded down to the nearest integral multiple of $1,000.

(c)   Valuation and Timing.

      (i) "Valuation Agent" means Party A. Calculations by Party A will be made by reference to commonly accepted market sources.

      (ii)  "Valuation Date" means,

            (A) in the event that a Collateralization Event other an S&P Collateralization Event has occurred and is continuing, each Local Business Day which, if treated as a Valuation Date, would result in a Delivery Amount or a Return Amount; and

            (B) in the event that only an S&P Collateralization Event has occurred and is continuing, or a Ratings Event has occurred, the last Local Business Day of each calendar week.

      (iii) "Valuation Time" means the close of business in the city of the Valuation Agent on the Local Business Day before the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

      (iv) "Notification Time" means 4:00 p.m., London time, on a Local Business Day.

(d)   Conditions Precedent and Secured Party's Rights and Remedies.

      No events shall constitute a "Specified Condition."

(e)   Substitution.

      (i)   "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

      (ii) Consent. The Pledgor must obtain the Secured Party's prior consent to any substitution pursuant to Paragraph 4(d) and shall give to the Secured Party not less than two (2) Local Business Days' notice thereof specifying the items of Posted Credit Support intended for substitution.

(f)   Dispute Resolution.

      (i) "Resolution Time" means 4:00 p.m. London time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

      (ii) Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), on any date, the Value of Eligible Collateral and Posted Collateral will be calculated as follows:

            (A)   with respect to any Cash; the amount thereof; and

            (B) with respect to any Eligible Collateral comprising securities; the sum of (a)(x) the last mid-market price on such date for such securities on the principal national securities exchange on which such securities are listed, multiplied by the applicable Valuation Percentage or (y) where any such securities are not listed on a national securities exchange, the mid-market price for such securities quoted as at the close of business on such date by any principal market maker for such securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage or (z) if no such bid price is listed or quoted for such date, the last bid price listed or quoted (as the case may be), as of the day next preceding such date on which such prices were available; multiplied by the applicable Valuation Percentage; plus (b) the accrued interest on such securities (except to the extent that such interest shall have been paid to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in subparagraph (a) above) as of such date.

      (iii) Alternative. The provisions of Paragraph 5 will apply provided the obligation of the appropriate party to deliver the undisputed amount to the other party will not arise prior to the time that would otherwise have applied to the Transfer pursuant to, or deemed made, under Paragraph 3 if no dispute had arisen.

(g)   Holding and Using Posted Collateral.

      (i)   Eligibility to Hold Posted Collateral; Custodians:

            The Trustee (as defined in the PSA) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b).

      (ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to Party B. Therefore, Party B will not have any of the rights specified in Paragraph 6(c)(i) or 6(c)(ii).

(h)   Distributions and Interest Amount.

      (i) Interest Rate. The "Interest Rate" will be the annualized rate of return actually achieved on Posted Collateral in the form of Cash during the relevant Interest Period.

      (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on any Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b), provided that such Interest Amount has been received prior thereto.

      (iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i)   Additional Representation(s).

      There are no additional representations by either party.

(j)   Demands and Notices.

      All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, save that any demand, specification or notice:

      (i)   shall be given to or made at the following addresses:

      If to Party A:

            Address:    One Cabot Square
                        London E14 4QJ
                        England

            Telephone:  +44 20 7888 3083
            Facsimile:  +44 20 7883 7987
            Attention:  Collateral Management Unit

      If to Party B:

            As set forth in Part 4(a) of the Schedule;

      or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party;

      (ii) shall (unless otherwise stated in this Annex) be deemed to be effective at the time such notice is actually received unless such notice is received on a day which is not a Local Business Day or after the Notification Time on any Local Business Day in which event such notice shall be deemed to be effective on the next succeeding Local Business Day.

(k)   Address for Transfers.

      Party A: To be notified to Party B by Party A at the time of the request for the Transfer.

      Party B:    Wire transfers:
                  --------------

                  As set forth in Part 4 of the Confirmation

                  Book-entry transfers:
                  --------------------
                  Fed: WF SF/TRUST
                  ABA# 121000248
                  Wells Fargo A/C # 50992900
                  Account name: CSMC 2007-C1

                  DTC: Participant # 2027
                  Wells Fargo A/C # 50992900
                  Account name: CSMC 2007-C1



(l)   Other Provisions.

      (i)   Additional Definitions

            As used in this Annex:

            "Equivalent Collateral" means, with respect to any security constituting Posted Collateral, a security of the same issuer and, as applicable, representing or having the same class, series, maturity, interest rate, principal amount or liquidation value and such other provisions as are necessary for that security and the security constituting Posted Collateral to be treated as equivalent in the market for such securities;

            "Local Business Day" means: (i) any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London, and (ii) in relation to a Transfer of Eligible Collateral, a day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means, a day on which commercial banks are open for business (including dealings for foreign exchange and foreign currency deposits) in New York and such other places as the parties shall agree); and

            "transaction-specific hedges" has the meaning given to such term in "Framework for De-linking Hedge Counterparty Risks from Global Structured Finance Cashflow Transactions Moody's Methodology" published by Moody's Investors Service and dated May 25, 2006.

      (ii)  Events of Default

            Paragraph 7 shall be deleted and replaced in its entirety by the following paragraph:

            "For the purposes of Section 5(a)(iii)(i) of this Agreement, an Event of Default will exist with respect to a party if that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Posted Credit Support or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after the notice of that failure is given to that party, except that (A) if such failure would constitute an Additional Termination Event under another provision of this Agreement and (B) no more than 30 Local Business Days have elapsed since the last time that no Moody's Rating Event has occurred and was continuing, then such failure shall be an Additional Termination Event and not an Event of Default".

      (iii) Return of Fungible Securities

            In lieu of returning to the Pledgor pursuant to Paragraphs 3(b), 4(d), 5 and 8(d) any Posted Collateral comprising securities the Secured Party may return Equivalent Collateral.

      (iv)  Covenants of the Pledgor

            So long as the Agreement is in effect, the Pledgor covenants that it will keep the Posted Collateral free from all security interests or other encumbrances created by the Pledgor, except the security interest created hereunder and any security interests or other encumbrances created by the Secured Party; and will not sell, transfer, assign, deliver or otherwise dispose of, or grant any option with respect to any Posted Collateral or any interest therein, or create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any Posted Collateral or any interest therein, without the prior written consent of the Secured Party.

      (v)   No Counterclaim

            A party's rights to demand and receive the Transfer of Eligible Collateral as provided hereunder and its rights as Secured Party against the Posted Collateral or otherwise shall be absolute and subject to no counterclaim, set-off, deduction or defense in favor of the Pledgor except as contemplated in Sections 2 and 6 of the Agreement and Paragraph 8 of this Annex.

      (vi)  Holding Collateral

            The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated account (which shall be an Eligible Account, as defined in the PSA) and to hold, record and identify all the Posted Collateral in such segregated account and, subject to Paragraph 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.

      (vii) Security and Performance

            Eligible Collateral Transferred to the Secured Party constitutes security and performance assurance without which the Secured Party would not otherwise enter into and continue any and all Transactions.

      (viii) Agreement as to Single Secured Party and Pledgor

            Party A and Party B agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph 1(b), Paragraph 2 or the definitions in Paragraph 12, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgment in the final sentence of Paragraph 8(a) and the representations in Paragraph 9 and (d) only Party A will be required to make Transfers of Eligible Credit Support hereunder.

      (ix)  External Verification of Mark-to-Market Valuations.

            On each Valuation Date occurring while an S&P Collateralization Event is continuing, Party A shall provide to S&P not later than the Notification Time on the Local Business Day following such Valuation Date its calculations of Exposure and the S&P Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date. Every month after the unsecured, unguaranteed and otherwise unsupported long-term debt obligations of each Relevant Entity are rated below BBB+ by S&P, unless otherwise agreed in writing with S&P, Party A will verify its determination of Exposure of the Transaction and any Posted Credit Support on the next Valuation Date by seeking quotations from two (2) Reference Market-makers for their determination of Exposure of the Transaction on such Valuation Date and the Valuation Agent will use the greater of either (a) its own determination or (b) the highest quotation for a Reference Market-maker, if applicable, for the next Valuation Date; provided, that this Paragraph 13(l)(ix) shall only apply to the extent that the Certificates outstanding at such time (as defined in the PSA) are rated higher by S&P than the S&P L-T Rating of Party A; and provided further, that Party A shall not seek verification of its determination of Exposure as described above from the same Reference Market-maker more than four times in any twelve-month period. Party A shall provide to S&P copies of such verification details.

      (x)   Expenses.

            Notwithstanding Paragraph 10(a), the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer costs involved in the Transfer of Eligible Collateral from the Pledgor to the Secured Party (or any agent or custodian for safekeeping of the Secured Party) or from the Secured Party (or any agent or custodian for safekeeping of the Secured Party ) to the Pledgor pursuant to paragraph 4(d).

      (xi)  Trustee Capacity.

            It is expressly understood and agreed by the parties hereto that (i) this Annex is executed and delivered by Wells Fargo Bank, N.A. (the Trustee) not individually or personally but solely as trustee of the trust created pursuant to the PSA (the Trust), in the exercise of the powers and authority conferred and vested in it under the PSA,
            (ii) each of the representations, undertakings and agreements herein made on the part of Party B is made and intended not as personal representations, undertakings and agreements by the Trustee but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of the Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of Party B or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B under this Annex or any other related documents as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the PSA and the Agreement.

Credit Suisse International           WELLS FARGO BANK, N.A., not in its
                                      individual or corporate capacity but
                                      solely as Trustee on behalf of CREDIT
                                      SUISSE COMMERCIAL MORTGAGE TRUST 2007-C1




By: /s/ Marlene Nobile                By:  /s/ Amy Mofsenson
   ----------------------------          --------------------------------
Name: Marlene Nobile                  Name: Amy Mofsenson
Title: Authorized Signatory           Title: Vice President


By: /s/ Steven J. Reis
   ----------------------------
Name: Steven J. Reis
Title: Authorized Signatory

                                                            CSMC 2007-C1 CSA


                                    EXHIBIT A

             FIRST TRIGGER COLLATERAL AMOUNT APPLICABLE PERCENTAGES

      For Transactions that are swaps, caps, floors and transaction-specific hedges:


                                       Interest Rate Hedges                             Currency Hedges
 Weighted Average Life                                         Valuation Dates:
   of Hedge in Years              Daily                  Weekly                  Daily                 Weekly
-----------------------------------------------------------------------------------------------------------------
Less than 1 year                  0.15%                  0.25%                   1.10%                  2.20%
Equal to or greater               0.30%                  0.50%                   1.20%                  2.40%
than 1 year but less
than 2 years
Equal to or greater               0.40%                  0.70%                   1.30%                  2.60%
than 2 years but less
than 3 years
Equal to or greater               0.60%                  1.00%                   1.40%                  2.80%
than 3 years but less
than 4 years
Equal to or greater               0.70%                  1.20%                   1.50%                  2.90%
than 4 years but less
than 5 years
Equal to or greater               0.80%                  1.40%                   1.60%                  3.10%
than 5 years but less
than 6 years
Equal to or greater               1.00%                  1.60%                   1.60%                  3.30%
than 6 years but less
than 7 years
Equal to or greater               1.10%                  1.80%                   1.70%                  3.40%
than 7 years but less
than 8 years
Equal to or greater               1.20%                  2.00%                   1.80%                  3.60%
than 8 years but less
than 9 years
Equal to or greater               1.30%                  2.20%                   1.90%                  3.80%
than 9 years but less
than 10 years
Equal to or greater               1.40%                  2.30%                   1.90%                  3.90%
than 10 years but less
than 11 years
Equal to or greater               1.50%                  2.50%                   2.00%                  4.00%
than 11 years but less
than 12 years
Equal to or greater               1.60%                  2.70%                   2.10%                  4.10%
than 12 years but less
than 13 years
Equal to or greater               1.70%                  2.80%                   2.10%                  4.30%
than 13 years but less
than 14 years
Equal to or greater               1.80%                  3.00%                   2.20%                  4.40%
than 14 years but less
than 15 years
Equal to or greater               1.90%                  3.20%                   2.30%                  4.50%
than 15 years but less
than 16 years
Equal to or greater               2.00%                  3.30%                   2.30%                  4.60%
than 16 years but less
than 17 years
Equal to or greater               2.00%                  3.50%                   2.40%                  4.80%
than 17 years but less
than 18 years
Equal to or greater               2.00%                  3.60%                   2.40%                  4.90%
than 18 years but less
than 19 years
Equal to or greater               2.00%                  3.70%                   2.50%                  5.00%
than 19 years but less
than 20 years
Equal to or greater               2.00%                  3.90%                   2.50%                  5.00%
than 20 years but less
than 21 years
Equal to or greater               2.00%                  4.00%                   2.50%                  5.00%
than 21 years but less
than 22 years
Equal to or greater               2.00%                  4.00%                   2.50%                  5.00%
than 22 years but less
than 23 years
Equal to or greater               2.00%                  4.00%                   2.50%                  5.00%
than 23 years but less
than 24 years
Equal to or greater               2.00%                  4.00%                   2.50%                  5.00%
than 24 years but less
than 25 years
Equal to or greater               2.00%                  4.00%                   2.50%                  5.00%
than 25 years but less
than 26 years
Equal to or greater               2.00%                  4.00%                   2.50%                  5.00%
than 26 years but less
than 27 years
Equal to or greater               2.00%                  4.00%                   2.50%                  5.00%
than 27 years but less
than 28 years
Equal to or greater               2.00%                  4.00%                   2.50%                  5.00%
than 28 years but less
than 29 years
Equal to or greater               2.00%                  4.00%                   2.50%                  5.00%
than 29 years but less
than 30 years
Equal to 30 years                 2.00%                  4.00%                   2.50%                  5.00%



                                    EXHIBIT B

             SECOND TRIGGER COLLATERAL AMOUNT APPLICABLE PERCENTAGES

         For Transactions that are swaps (excludes caps, floors and transaction-specific hedges):




                                       Interest Rate Swaps                              Currency Swaps
 Weighted Average Life                                         Valuation Dates:
   of Hedge in Years              Daily                  Weekly                  Daily                 Weekly
-----------------------------------------------------------------------------------------------------------------
Less than 1 year                  0.50%                  0.60%                   6.10%                  7.25%
Equal to or greater               1.00%                  1.20%                   6.30%                  7.50%
than 1 year but less
than 2 years
Equal to or greater               1.50%                  1.70%                   6.40%                  7.70%
than 2 years but less
than 3 years
Equal to or greater               1.90%                  2.30%                   6.60%                  8.00%
than 3 years but less
than 4 years
Equal to or greater               2.40%                  2.80%                   6.70%                  8.20%
than 4 years but less
than 5 years
Equal to or greater               2.80%                  3.30%                   6.80%                  8.40%
than 5 years but less
than 6 years
Equal to or greater               3.20%                  3.80%                   7.00%                  8.60%
than 6 years but less
than 7 years
Equal to or greater               3.60%                  4.30%                   7.10%                  8.80%
than 7 years but less
than 8 years
Equal to or greater               4.00%                  4.80%                   7.20%                  9.00%
than 8 years but less
than 9 years
Equal to or greater               4.40%                  5.30%                   7.30%                  9.20%
than 9 years but less
than 10 years
Equal to or greater               4.70%                  5.60%                   7.40%                  9.30%
than 10 years but less
than 11 years
Equal to or greater               5.00%                  6.00%                   7.50%                  9.50%
than 11 years but less
than 12 years
Equal to or greater               5.40%                  6.40%                   7.60%                  9.70%
than 12 years but less
than 13 years
Equal to or greater               5.70%                  6.80%                   7.70%                  9.80%
than 13 years but less
than 14 years
Equal to or greater               6.00%                  7.20%                   7.80%                 10.00%
than 14 years but less
than 15 years
Equal to or greater               6.30%                  7.60%                   7.90%                 10.00%
than 15 years but less
than 16 years
Equal to or greater               6.60%                  7.90%                   8.00%                 10.00%
than 16 years but less
than 17 years
Equal to or greater               6.90%                  8.30%                   8.10%                 10.00%
than 17 years but less
than 18 years
Equal to or greater               7.20%                  8.60%                   8.20%                 10.00%
than 18 years but less
than 19 years
Equal to or greater               7.50%                  9.00%                   8.20%                 10.00%
than 19 years but less
than 20 years
Equal to or greater               7.80%                  9.00%                   8.30%                 10.00%
than 20 years but less
than 21 years
Equal to or greater               8.00%                  9.00%                   8.40%                 10.00%
than 21 years but less
than 22 years
Equal to or greater               8.00%                  9.00%                   8.50%                 10.00%
than 22 years but less
than 23 years
Equal to or greater               8.00%                  9.00%                   8.60%                 10.00%
than 23 years but less
than 24 years
Equal to or greater               8.00%                  9.00%                   8.60%                 10.00%
than 24 years but less
than 25 years
Equal to or greater               8.00%                  9.00%                   8.70%                 10.00%
than 25 years but less
than 26 years
Equal to or greater               8.00%                  9.00%                   8.80%                 10.00%
than 26 years but less
than 27 years
Equal to or greater               8.00%                  9.00%                   8.80%                 10.00%
than 27 years but less
than 28 years
Equal to or greater               8.00%                  9.00%                   8.90%                 10.00%
than 28 years but less
than 29 years
Equal to or greater               8.00%                  9.00%                   8.90%                 10.00%
than 29 years but less
than 30 years
Equal to 30 years                 8.00%                  9.00%                   9.00%                 10.00%



         For Transactions that are caps, floors, swaptions and transaction-specific hedges:



                                       Interest Rate Hedges                             Currency Hedges
 Weighted Average Life                                         Valuation Dates:
   of Hedge in Years              Daily                  Weekly                  Daily                 Weekly
-----------------------------------------------------------------------------------------------------------------
Less than 1 year                  0.65%                  0.75%                   6.30%                  7.40%
Equal to or greater               1.30%                  1.50%                   6.60%                  7.80%
than 1 year but less
than 2 years
Equal to or greater               1.90%                  2.20%                   6.90%                  8.20%
than 2 years but less
than 3 years
Equal to or greater               2.50%                  2.90%                   7.10%                  8.50%
than 3 years but less
than 4 years
Equal to or greater               3.10%                  3.60%                   7.40%                  8.90%
than 4 years but less
than 5 years
Equal to or greater               3.60%                  4.20%                   7.70%                  9.20%
than 5 years but less
than 6 years
Equal to or greater               4.20%                  4.80%                   7.90%                  9.60%
than 6 years but less
than 7 years
Equal to or greater               4.70%                  5.40%                   8.20%                  9.90%
than 7 years but less
than 8 years
Equal to or greater               5.20%                  6.00%                   8.40%                 10.20%
than 8 years but less
than 9 years
Equal to or greater               5.70%                  6.60%                   8.60%                 10.50%
than 9 years but less
than 10 years
Equal to or greater               6.10%                  7.00%                   8.80%                 10.70%
than 10 years but less
than 11 years
Equal to or greater               6.50%                  7.50%                   9.00%                 11.00%
than 11 years but less
than 12 years
Equal to or greater               7.00%                  8.00%                   9.20%                 11.30%
than 12 years but less
than 13 years
Equal to or greater               7.40%                  8.50%                   9.40%                 11.50%
than 13 years but less
than 14 years
Equal to or greater               7.80%                  9.00%                   9.60%                 11.80%
than 14 years but less
than 15 years
Equal to or greater               8.20%                  9.50%                   9.80%                 11.80%
than 15 years but less
than 16 years
Equal to or greater               8.60%                  9.90%                  10.00%                 12.00%
than 16 years but less
than 17 years
Equal to or greater               9.00%                  10.40%                 10.10%                 12.00%
than 17 years but less
than 18 years
Equal to or greater               9.40%                  10.80%                 10.30%                 12.00%
than 18 years but less
than 19 years
Equal to or greater               9.70%                  11.00%                 10.50%                 12.00%
than 19 years but less
than 20 years
Equal to or greater              10.00%                  11.00%                 10.70%                 12.00%
than 20 years but less
than 21 years
Equal to or greater              10.00%                  11.00%                 10.80%                 12.00%
than 21 years but less
than 22 years
Equal to or greater              10.00%                  11.00%                 11.00%                 12.00%
than 22 years but less
than 23 years
Equal to or greater              10.00%                  11.00%                 11.00%                 12.00%
than 23 years but less
than 24 years
Equal to or greater              10.00%                  11.00%                 11.00%                 12.00%
than 24 years but less
than 25 years
Equal to or greater              10.00%                  11.00%                 11.00%                 12.00%
than 25 years but less
than 26 years
Equal to or greater              10.00%                  11.00%                 11.00%                 12.00%
than 26 years but less
than 27 years
Equal to or greater              10.00%                  11.00%                 11.00%                 12.00%
than 27 years but less
than 28 years
Equal to or greater              10.00%                  11.00%                 11.00%                 12.00%
than 28 years but less
than 29 years
Equal to or greater              10.00%                  11.00%                 11.00%                 12.00%
than 29 years but less
than 30 years
Equal to 30 years                10.00%                  11.00%                 11.00%                 12.00%